UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 8, 2009

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, CA 94404

(650) 513-7000

(Addresses, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Equinix, Inc. (the “Company”) is filing this Current Report on Form 8-K to reflect certain accounting changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the United States Securities and Exchange Commission (“SEC”) on February 26, 2009. The information in this Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.

Effective January 1, 2009, the Company adopted FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”), which applies to convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion. FSP APB 14-1 requires the issuer of convertible debt instruments with cash settlement features to account for the debt component separately from the equity component (or conversion feature) and applies to the Company’s 2.50% convertible subordinated notes due 2012. FSP APB 14-1 requires retroactive application and early adoption was not permitted. The retrospective adoption of FSP APB 14-1 affects the Company’s financial information for the years 2007 and 2008, as reflected in Exhibit 99.1 to this Current Report.

Effective January 1, 2009, the Company also adopted FASB Staff Position No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method described in Statement of Financial Accounting Standards No. 128, Earnings Per Share. Under the guidance of FSP EITF 03-6-1, the Company’s unvested share-based payment awards, which contain nonforfeitable rights to dividends, whether paid or unpaid, are considered to be participating securities and are required to be included in the computation of earnings per share pursuant to the two-class method. The adoption of FSP EITF 03-6-1 is reflected retrospectively in the Company’s financial information for the years 2006 through 2008, as reflected in Exhibit 99.1 to this Current Report.

In addition to reflecting (i) the Company’s retrospective application of FSP APB 14-1 and (ii) the Company’s retrospective application of FSP EITF 03-6-1, as described above, the Company has also updated its disclosures in relation to additional subsequent events that have occurred after February 26, 2009 and its income tax footnote to expand its disclosures related to the release of the U.S. valuation allowance in the fourth quarter of 2008 and provide expiration dates of its net operating loss carryforwards. Accordingly, the Company has amended disclosures, to the extent relevant, in only the following items of the 2008 Form 10-K:

•	Part II, Item 6 - Selected Financial Data

•	Part II, Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 - Financial Statements and Supplementary Data

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS

23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm

99.1	As Adjusted Part II, Item 6 – Selected Financial Data; As Adjusted Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; As Adjusted Part II, Item 8 – Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: June 8, 2009	By:	/s/ KEITH D. TAYLOR
Keith D. Taylor Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, an Independent Registered Public Accounting Firm

99.1	As Adjusted Part II, Item 6 – Selected Financial Data; As Adjusted Part II, Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations; As Adjusted Part II, Item 8 – Financial Statements and Supplementary Data